UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

DÉCOR PRODUCTS INTERNATIONAL INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ]   Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DÉCOR PRODUCTS INTERNATIONAL, INC.
No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
_______________________________________________________________

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
TO ALL SHAREHOLDERS OF DÉCOR PRODUCTS INTERNATIONAL, INC.
_____________________________________________________________________

To the Shareholders of Décor Products International, Inc.:

We hereby inform you of a decision made by holders of a majority of outstanding shares of Décor Products International, Inc. (“DCRD” or “Company”), who have consented to the following actions:

1.
A change of domicile, or reincorporation, of the Company to the State of Nevada by means of a merger with a newly formed, wholly-owned Nevada subsidiary and the terms of the definitive agreements related thereto; and

2.
A combination of the shares of common stock of the Company, or reverse stock split, such that each three (3) shares of common stock shall be converted into one (1) share of common stock, to be conducted in connection with the reincorporation merger.

DCRD common stock currently is traded on the OTC Bulletin Board under the symbol “DCRD.” The most recent reported closing price of DCRD common stock on April 6, 2010 was $1.50 per share.

The holders of a majority of our outstanding common stock, owning approximately 65.10% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent satisfies the shareholder approval requirement for the proposed action and allow us to take the proposed action on or about April 19, 2010.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  Because the written consent of the holders of a majority of our common stock satisfies any applicable shareholder voting requirement of the Florida Revised Statutes and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

                                                                                                 /s/ Liu, Rui Sheng
Chief Executive Officer,
President, and Chairman

This Information Statement is dated April 19, 2010, and is being first mailed to DCRD shareholders on or about April 20, 2010.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement.  Upon written or oral request, this information can be provided.  For an oral request, please contact the Company at 01186-769-85533948.  For a written request, mail request to No. 6 Economic Zone, Wushaliwu, Chang’an Town, Dongguan, Guangdong Province, China.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

DÉCOR PRODUCTS INTERNATIONAL, INC.

DÉCOR PRODUCTS INTERNATIONAL, INC.
No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
________________________________________

INFORMATION STATEMENT

April 19, 2010
_______________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about April 20, 2010 to the shareholders of record Décor Products International, Inc. at the close of business on April 8, 2010. This Information Statement is being sent to you for information purposes only.  No action is requested or required on your part.

As of the close of business on the record date, we had 20,785,834 shares of common stock outstanding.  The common stock is our only class of securities entitled to vote.  Each outstanding share of common stock is entitled to one vote per share.

This Information Statement is first being mailed on or about April 20, 2010. This Information Statement constitutes notice to our shareholders of a corporate action consented to by shareholders without a meeting as required by Section 607.0704 of the Florida Revised Statutes.

INTRODUCTION

This information statement is being furnished to all holders of Common Stock of DCRD.

The Board of Directors has recommended, and the majority shareholders of DCRD have adopted resolutions to effect the actions listed below in Item 1 of this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to DCRD’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a 1934 Act reporting company with securities registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol “DCRD”.  Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s website on the internet at http://www.sec.gov, or at other internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

ACTION 1 – CHANGE OF DOMICILE

On April 8, 2010 the Board of Directors and consenting shareholder holding a majority of issued and outstanding Common Stock approved a change the domicile of the Company from Florida to Nevada.  The change of domicile, or reincorporation, will be effected by means of a merger between the Company and a newly formed wholly-owned Nevada subsidiary of the Company, in which the subsidiary will be the surviving entity.  This change of domicile will become effective upon the filing of articles of merger with the Secretary of State of the states of Florida and Nevada in accordance with applicable state laws.

Reasons for the Change of Domicile

Our board of directors believes that it is in the best interests of the Company and its shareholders to change our state of incorporation from Florida to Nevada.  One reason for this reincorporation is to reduce the costs of operating the Company over the long term since the annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Florida.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors.  We believe that, in general, Nevada law enables us to provide greater protection to our directors and the Company than Florida law.  The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.

Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also enable limitation of the personal liability of directors of the Company.  Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.  The reincorporation will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.  A copy of the articles of incorporation of the surviving corporation in Nevada may be found as Exhibit B to the Agreement and Plan of Merger attached to this Information Statement as Appendix A.

Effects of the Reincorporation Merger to Change Domicile

In order to effect the change of domicile described above, the Company will merge with and into its wholly owned Nevada subsidiary, DCRD Merger Sub, Inc. (the “Reincorporation Merger”).  The Reincorporation Merger will have no impact upon the business of the Company, its employees or officers.  Shareholders who oppose the Reincorporation Merger do not have any dissenters’ or appraisal rights.

Under the Florida Law and the Nevada Law, when the Reincorporation Merger takes effect:

•	DCRD, a Florida corporation, will merge into DCRD Merger Sub, Inc., a Nevada corporation and the surviving entity, and the separate existence of DCRD shall cease;

•	The surviving corporation will retain the name “Décor Products International, Inc.”

•	Décor Products International, Inc. will continue be governed by its articles of incorporation and bylaws under Nevada law;

•	The surviving corporation will immediately assume title to all property owned by DCRD immediately prior to the Reincorporation Merger; and

•	The surviving corporation will assume all of the liabilities of DCRD.

The Reincorporation Merger will be consummated in accordance with the Plan of Merger, attached hereto as Appendix A, under which Décor Products International, Inc., a Florida corporation, will merge with and into DCRD Merger Sub, Inc., a Nevada corporation.

We have summarized the material terms of the Plan of Merger below.

The Reincorporation Merger will cause:

•	a change in our legal domicile from Florida to Nevada;

•	other changes of a legal nature, the material aspects of which are described herein.

However, the Reincorporation Merger by itself will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial).  The Company anticipates that its common stock will continue to be quoted on the OTC Bulletin Board under the stock symbol “DCRD”.

Summary Term Sheet

Company:
Décor Products International, Inc., a Florida corporation initially incorporated in Florida on January 11, 2007 under the name “Murals by Maurice, Inc.” (“Florida Corporation”).  The Company is a specialty paper products manufacturer based in the Guangdong province of China.

DCRD Merger Sub, a Nevada corporation (“Nevada Corporation”) and wholly-owned subsidiary of the Company that prior to the Reincorporation will not have engaged in any activities except in connection with the Reincorporation.

Approval:	The Reincorporation and the terms of the Merger Agreement were approved at a meeting of the Board of Directors held on April 8, 2010.

Transaction Structure:
To effect the Reincorporation, the Company will merge with and into its subsidiary, the Nevada Corporation, and thereafter the Company will cease to exist as a separate entity.  The Nevada Corporation will be the surviving entity.

Exchange of Stock:
Each three (3) shares of common stock of Décor Products International, Inc., the Florida Corporation (the “Common Stock”) will automatically be converted into one (1) share of common stock of DCRD Merger Sub, Inc., a Nevada corporation (the “Nevada Common Stock”) at the effective time of the Reincorporation without any action required by the shareholders.  (See “Action 2 – Reverse Stock Split”).  Upon the effective time of the Reincorporation, the surviving corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by the Florida Corporation (individually, an “Equity Plan” and, collectively,  the “Equity Plans”), and shall reserve for issuance under each Equity Plan a number of shares of Nevada Common Stock equal to the number of shares of Common Stock so reserved immediately prior to the effective time of the Reincorporation, as adjusted for the 3-to-1 exchange ratio.  Each unexercised option or other right to purchase Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an option or right to purchase Nevada Common Stock on the basis of one (1) share of Nevada Common Stock for each three (3) shares of Common Stock issuable pursuant to any such option or stock purchase right, with an exercise price appropriately adjusted (i.e. increased by a factor of 3) to reflect the applicable exchange ratio, and otherwise on the same terms and conditions applicable to any such Florida Corporation option or stock purchase right.  Each other equity-based award relating to Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an award relating to Nevada Common Stock on the basis of one (1) share of Nevada Common Stock for each three (3) shares of Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the effective time of the Reincorporation.  Any and all convertible notes outstanding immediately prior to the effective time of the Reincorporation shall be appropriately adjusted such that the applicable conversion price shall reflect the exchange ration of Florida Common Stock to Nevada Common Stock.

Purpose:
The purpose of the Reincorporation is to change the Company's state of incorporation from Florida to Nevada and is intended to permit the Company to be governed by the Nevada Revised Statutes (“NRS” or “Nevada Law”) rather than by the Florida Revised Statutes.

Effective Time:
The Reincorporation will become effective on the filing of the Articles of Merger with the Secretary of State of Nevada and the Articles of Merger with the Secretary of State of Florida.  These filings are anticipated to be made as soon as practicable after fulfilling the notice requirements of the Exchange Act and Florida state law.

Effect of Merger:	At the effective time of the Reincorporation Merger:

•	the Company will cease to exist as a separate entity;

•	the shareholders of the Company will become shareholders of the surviving corporation;

•	the outstanding shares of Common Stock will automatically be converted on a 1-for-3 basis into shares of Nevada Common Stock (See “Action 2 – Reverse Stock Split” below);

•	the surviving corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the Nevada Corporation;

•
the surviving corporation shall be governed by the applicable laws of Nevada and the Nevada Corporation’s articles of incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) in effect at the effective time of the Reincorporation; a copy of the Nevada Articles may be found as Exhibit B, and a copy of the Nevada Bylaws may be found as Exhibit C, to the Agreement and Plan of Merger attached hereto as Appendix A;

•	the officers and directors of the Company will be the officers and directors of the surviving corporation; and

•	the surviving corporation will continue to operate under the name Décor Products International, Inc., with a ticker symbol of “DCRD.”

Tax Consequences:
The Reincorporation is intended to qualify as a tax-free reorganization for federal income tax purposes.  If the Reincorporation does so qualify, (i) no gain or loss would generally be recognized by the shareholders of the Company upon conversion of shares of Common Stock into shares of Nevada Common Stock, (ii) each former holder of Common Stock will have the same aggregate basis in the Nevada Common Stock received or deemed received by such person pursuant to the Reincorporation as such holder had in the Common Stock held by such person in the pre-Reincorporation shares immediately prior to the consummation of the Reincorporation, and such person's holding period with respect to such Nevada Common Stock will include the period during which such holder held the corresponding Common Stock, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation, and (iii) no gain or loss will be recognized by the Company or the Nevada Corporation. State, local or foreign income tax consequences may vary from the federal income tax consequences described above.  The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code, and we cannot assure you that the Internal Revenue Service will conclude that the Reincorporation qualifies as a reorganization under Section 368(a) of the Code.

Filing of the Articles of Merger

The Reincorporation Merger will not be effective until articles of merger are filed with the offices of the Secretary of State for Florida and Nevada, respectively.  This will occur no sooner than thirty (30) days after the mailing of this Information Statement.

Some Implications of the Reincorporation

The Merger Agreement provides that Décor Products International, Inc. will merge with and into DCRS Merger Sub, with DCRD Merger Sub being the surviving corporation.  Under the Merger Agreement, DCRD Merger Sub will assume all of Décor Products International, Inc.’s assets and liabilities, and Décor Products International, Inc. (the Florida corporation) will cease to exist as a corporate entity.  The surviving corporation will retain the name “Décor Products International, Inc.”  The directors of Décor Products International, Inc. (the Florida corporation) will continue as the new directors of the Nevada surviving corporation.

At the effective time of the Reincorporation Merger, each outstanding share of Décor Products International, Inc. common stock, $.001 par value per share, automatically will be converted into one share of common stock of DCRD Merger Sub, Inc., $0.001 par value per share.  Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of DCRD Merger Sub, Inc.  Upon request, we will issue new certificates to any shareholder that holds old Décor Products International, Inc. stock certificates, provided that such holder has surrendered the certificates representing new post-Reincorporation Décor Products International, Inc.’s shares in accordance with the Merger Agreement.  Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Reincorporation Merger will own shares of the surviving corporation that are freely tradable after the Reincorporation Merger.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation Merger.  For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Décor Products International, Inc.’s shares.

After the reincorporation, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTC Bulletin Board under the same symbol as prior to the Reincorporation Merger.   The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that Décor Products International, Inc. has previously filed and provided.

Effective Date of Reincorporation Merger

Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation Merger shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to shareholders, and further, pursuant to Florida law, the Reincorporation Merger shall not occur until at least 30 days after the mailing of this Information Statement to shareholders.

Certain Differences Between the Corporate Laws of Nevada and Florida

Although it is not practical to compare all of the differences between (a) the Florida Business Corporation Act under the Florida Revised Statutes (“FRS”) and our current articles of incorporation and bylaws and (b) the Nevada Revised Statutes (“NRS”) and the articles of incorporation and bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of shareholders.  This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NRS, the FRS and the forms of the articles of incorporation and bylaws of the surviving corporation.

Classified Board of Directors

The FRS permits classification of a corporation’s board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation’s articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders.

The NRS also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

The articles of incorporation and bylaws of the current Florida Corporation and surviving Nevada Corporation do not provide for multiple classes of directors.

 Cumulative Voting

Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

Under FRS, cumulative voting is not available unless provided in the corporation’s articles of incorporation.  The NRS permits cumulative voting in the election of directors if provided in the articles of incorporation and as long as certain procedures are followed.  The articles of incorporation of the Florida Corporation and Nevada Corporation do not permit cumulative voting.

Removal of Directors

The FRS provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation’s articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.  However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

Under NRS, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the outstanding shares entitled to vote.  In addition, under the NRS, a corporation’s articles of incorporation may require the concurrence of more than two-thirds of the voting power of the outstanding shares entitled to vote to remove a director in office.

If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director.  In such case, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the voting group.

Under NRS, in the event directors are elected by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office except upon the vote of shareholders owning sufficient shares to prevent each director’s election under cumulative voting.

The Florida Corporation’s articles of incorporation do not contain a provision stating that directors may only be removed for cause. However, the Florida Corporation’s bylaws specifically provide that the directors may be removed with or without cause by a vote of two-thirds of the shareholders.  Likewise, the articles of incorporation of the Nevada Corporation do not contain a provision stating directors may only be removed for cause but the bylaws specifically provide that a director may be removed with or without cause by a vote of two-thirds of the shareholders.

Vacancies on the Board of Directors

Under the FRS, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the shareholders, unless the articles of incorporation provide otherwise. The Florida Corporation’s articles of incorporation do not provide otherwise.

Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  The Nevada Corporation’s articles of incorporation also do not provide otherwise.

Indemnification of Officers and Directors and Advancement of Expenses

Florida and Nevada laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents.  Both Florida and Nevada generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Both Florida and Nevada laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding, they shall be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

The FRS also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by Florida laws. NRS does not have a comparable provision although Nevada laws provide that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The FRS provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Under the NRS, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The articles of incorporation and the bylaws of the Florida Corporation and Nevada Corporation do not address the indemnification of officers and directors and the advancement of expenses.

Limitation on Personal Liability of Directors

Under Florida law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Nevada law has a similar provision permitting the adoption of provisions in the bylaws limiting personal liability.

The articles of incorporation and the bylaws of the Florida Corporation and Nevada Corporation do not provide for limiting the liability of directors.

Dividends

Under Florida law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Under the bylaws of the Florida Corporation, dividends may be paid out of any funds available determined by the board, without consideration to the corporation’s shareholders.  Under the bylaws of the Nevada Corporation, no dividends may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation

The FRS and the NRS require the approval of the holders of a majority of all outstanding shares entitled to vote, with each shareholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation’s articles of incorporation, unless the articles of incorporation or the bylaws provide for different proportions. Neither the articles of incorporation or bylaws of Florida Corporation and Nevada Corporation provide for different proportions.

Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation’s organizational documents grant such power to its board of directors.

The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

Special Meetings of Shareholders

The FRS permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). Nevada law does not address the manner in which special meetings of shareholders may be called.

The current bylaws of the Florida Corporation provide that a special meeting of shareholders may be called by the Board of Directors or such persons authorized by the Board of Directors.  The bylaws of the Nevada Corporation provide that a special meeting of the shareholders may be called by entire Board of Directors, any two directors or the president.

Actions by Written Consent of Shareholders

Both Florida law and Nevada law provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing.  Additionally, the FRS requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

The articles of incorporation and bylaws of the Florida Corporation and Nevada Corporation both state that any action may be taken without a meeting if written consents are signed by a majority of the shareholders of the corporation.

Shareholder Inspection Rights

Under the FRS, a shareholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholders resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation’s directors and officers, and the corporation’s most recent annual report during regular business hours only if the shareholder gives at least five business days’ prior written notice to the corporation.  In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the shareholder gives as least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FRS also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Under the NRS, any person who has been a shareholder of record for at least six months preceding his demand or any person holding or authorized in writing by the holders of at least 5% of all outstanding shares in order to have the right to inspect the corporation’s stock ledger upon proper notice. In addition, Nevada law provides the right to inspect the corporation’s financial records for a shareholder who owns at least 15% of the corporation’s issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its shareholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

The articles of incorporation and bylaws of the Florida Corporation and Nevada Corporation do not address shareholder inspection rights.

Dissolution

Under Florida law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

Alternatively, Florida law also provides that shareholders, without any action on the part of the board of directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law, a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

Neither the Florida Corporation’s articles of incorporation nor the articles of incorporation of Nevada Corporation contain a provision requiring a greater percentage than a majority to approve a dissolution.

Shareholder Vote for Mergers and Other Corporate Reorganizations

In general, both Florida law and Nevada law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction. However, under both Florida law and Nevada law, the articles of incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

Neither the Florida Corporation’s articles of incorporation nor the articles of incorporation of the Nevada Corporation require a greater affirmative vote.

Merger with Subsidiary

Under the NRS, a parent corporation may merge with its subsidiary, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity.  The FRS allows a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

The articles of incorporation and bylaws of the Florida Corporation and Nevada Corporation do not address the issue of merger with a subsidiary.

Affiliated Transactions

Both Florida law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.

The FRS provides that an “affiliated transaction” with an “interested shareholder” must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation’s assets to the interested shareholder, (c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation’s securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

Under Florida law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation’s disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years,  (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

Florida law permits a corporation to elect out of provisions imposing restrictions on affiliate transactions.

The NRS applies solely to domestic corporations with 200 or more shareholders when at least 100 shareholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The NRS provides that an “affiliated transaction” with an “interested shareholder” that occurs within three years after an interested shareholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder.

Under Nevada law, an affiliated transaction with an interested shareholder that occurs after the expiration of three years after an interested shareholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested shareholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder, unless the consideration received by the shareholders meets certain fair value requirements.  The definition of “affiliated transaction” and interested shareholder” are substantially the same as under Florida law.

A Nevada corporation may also opt-out of the provisions imposing restrictions on affiliate transactions.

The articles of incorporation of the Florida Corporation do not contain a clause electing not to be governed by the affiliate transaction provisions of the Florida law. The articles of incorporation of the Nevada Corporation do not contain a clause electing not to be governed by the affiliate transaction provisions of the Nevada law.

Control-Share Acquisitions

Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. The FRS applies to Florida corporations that have (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3) either (a) more than 10% of its shareholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its shareholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents.

The FRS’s control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation’s board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights.

Nevada’s control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation’s stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation’s shareholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the shareholders of the corporation.

The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more shareholders when at least 100 shareholders are residents of Nevada.

Under the Nevada statute, any person (“Acquiring Person”) who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining shareholders vote to enfranchise the control-shares. The issue of voting rights for the Acquiring Person’s control-shares must be submitted to a shareholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

If the measure is approved, all shareholders are entitled to dissenters’ rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation’s articles of incorporation or bylaws. Moreover, if so provided in the articles of incorporation or bylaws, if the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for “fair value.” A corporation who does not desire to be bound by the Nevada control-share acquisition statutes, may opt out of them if its articles of incorporation or bylaws as in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply.  Neither the articles of incorporation of the Florida Corporation or Nevada Corporation contain provisions opting out of this provision.

Dissenters’ Rights

Appraisal rights permit dissenting shareholders of a corporation engaged in certain major corporate transactions to receive cash.

Under Florida law, dissenting shareholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of a plan of merger or consolidation; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights of preferences of shareholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

Under Florida law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or (2) held of record by more than 2,000 shareholders.  The Florida Corporation’s articles of incorporation do not provide otherwise.

Under Nevada law, shareholders are entitled to dissenters’ rights in the event of (a) a merger in which the shareholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the shareholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

Under Nevada law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 shareholders.  The Nevada Corporation’s articles of incorporation do not provide otherwise.

Federal Income Tax Consequences of the Reincorporation

The Reincorporation of the Florida Corporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.  Accordingly, a holder of the common stock (a “Holder”) will not recognize gain or loss in respect of Holder’s common stock as a result of the Reincorporation.  The Holder’s basis in a share of the Nevada Corporation will be the same as Holder’s basis in the corresponding share of the Florida Corporation held immediately prior to the Reincorporation.  The Holder’s holding period in a share of the Nevada Corporation will include the period during which Holder held the corresponding share of the Florida Corporation, provided the Holder held the corresponding share as a capital asset at the time of the Reincorporation.  In addition, neither the Florida Corporation nor the Nevada Corporation will recognize gain or loss as a result of the Reincorporation, and the Nevada Corporation will generally succeed, without adjustment, to the tax attributes of the Florida Corporation.

The Florida Corporation has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code.  A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Florida Corporation’s common stock exchanged in the Reincorporation equal to the difference between the shareholder’s basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of the Nevada Corporation common stock received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Nevada Corporation common stock received in the exchange would equal their fair market value on such date, and the shareholder’s holding period for such shares would not include the period during which the shareholder held shares of the Florida Corporation’s Common Stock.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.  Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Accounting Treatment

The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and the Nevada Corporation is the legal acquirer.  The management of the Company will be the management of the surviving corporation.  Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

The Company does not expect the Reincorporation to occur until it has all required consents of governmental authorities, including the filing of articles of merger with the Secretary of State of the States of Nevada and Florida.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), a merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for the purposes of the Securities Act.  Accordingly, separate registration of shares of common stock of Nevada Corporation will not be required.

Operations Following the Reincorporation

The surviving corporation is expected to continue the business of the Company, and the Reincorporation will have no effect on operations.

Abandonment of the Reincorporation

The board of directors will have the right to abandon the merger agreement and Reincorporation, and take no further action towards reincorporating us in Nevada at any time before the effective date if for any reason the board determines that it is not advisable to proceed with the Reincorporation.

ACTION 2 – REVERSE STOCK SPLIT

Reverse Split Proposal

On April 8, 2010, DCRD’s Board of Directors approved and recommended a combination of the shares of common stock of DCRD, such that every three (3) shares of common stock $.001 par value would be combined into one (1) share of common stock.  In the proposed share combination, referred to as a reverse stock split or “Reverse Split”, the par value of Common Stock will not change.  All the fractional shares resulting from the combination will be rounded up to the nearest whole share. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any shareholder’s proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.  Since it was contemplated that the reverse stock split would occur simultaneously with the Reincorporation, management determined that the objective and substantive effect of the reverse stock split would be accomplished under and pursuant to the Merger Agreement, which would feature an exchange ratio in which every three (3) shares of Florida Corporation common stock will be converted into one (1) share of Nevada Corporation common stock.  For purposes of the following discussion, the transaction contemplated under the Merger Agreement, which includes both the Reincorporation and the Reverse Split, is sometimes referred to as the “Transaction”.

Reasons for the Reverse Split Proposal

The reverse stock split will decrease the number of shares of Common Stock and increase the per share market price for the Common Stock.  The precise effect of the reverse stock split upon the market price for its Common Stock cannot be predicted.  There can be no assurance that the market price per share of DCRD’s Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Common Stock outstanding resulting from the reverse stock split.  The market price of DCRD’s Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. There are currently no immediate plans to issue additional shares of Common Stock available as a result of the reverse stock split.

Effect of Reverse Split

The principal effects of the reverse split will be as follows:

Based upon 20,785,834 shares of Common Stock outstanding on April 8, 2010, the reverse split would decrease the outstanding shares of Common Stock by approximately 67% or to 6,928,611 shares of Common Stock issued and outstanding. Further, any outstanding options, warrants and rights to purchase Common Stock as of the effective date that are subject to adjustment will be decreased accordingly.

DCRD will obtain a new CUSIP number for the Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, every three (3) shares of Florida Corporation common stock presently outstanding, without any action on the part of the shareholder, will represent one (1) share of Nevada Corporation common stock.

As a result of the reverse stock split, some shareholders may own less than 100 shares of Common Stock.  A purchase or sale of less than 100 shares, known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers.  Therefore, those shareholders who own less than 100 shares following the reverse stock split may be required to pay higher transaction costs if they sell their shares.

Exchange of Certificates and Elimination of Fractional Share Interests

On the effective date of the Transaction, and pursuant to the Merger Agreement, three (3) shares of Florida Corporation common stock will automatically be combined and changed into one (1) share of Nevada Corporation common stock.  No additional action on our part or any shareholder will be required in order to affect the Transaction.  Shareholders will be requested to exchange their certificates representing shares of Common Stock held prior to the Transaction for new certificates representing shares of Common Stock.  Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the effective date of the Transaction.  Shareholders should not submit any certificates until requested to do so.  In the event any certificate representing shares of Common Stock outstanding prior to the Transaction are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the Transaction with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange.  At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-Transaction Common Stock will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-Transaction Common Stock who would otherwise be entitled to receive a fractional share of post-Transaction Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-Transaction Common Stock held by such holder.

GENERAL INFORMATION REGARDING THE COMPANY, THE PROPOSALS
AND SHAREHOLDER ACTION

No Time, Place or Date for Meeting of Shareholders

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock.  This Information Statement is first being mailed on or about April 20, 2010 to the holders of Common Stock as of the Record Date of April 8, 2010.

Dissenters’ Rights

DCRD is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Revised Statutes.  No dissenters’ rights under the Florida Revised Statutes are afforded to the Company’s shareholders in connection with the actions described in this Information Statement.

Voting Securities and Principal Shareholders Approving the Actions

On March 24, 2010 our Board of Directors approved the proposals to amend our corporate charter to authorize reincorporation into Nevada, in addition to a share combination or reverse split of our common stock such that every three shares of pre-Transaction common stock would be converted into one share of post-Transaction common stock.  Action 1 (Change of Domicile), and Action 2 (Reverse Stock Split) were also approved by the written consent of the holder of a majority of all shares outstanding and entitled to vote on the Record Date.  The actual affirmative vote was 65.10% of all shares of common stock issued and outstanding.

The proposals are effective upon compliance with the requirements of Section 14(c), and the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

Voting Securities of the Company

As of April 8, 2010 (the “Record Date”), DCRD had 20,785,834 shares of Common Stock issued and outstanding out of 100,000,000 authorized shares of Common Stock.  We also had 5,000,000 shares of preferred stock authorized, with no preferred shares issued and outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders.  Each share of Common Stock was entitled to one vote.

Security Ownership of Certain Beneficial Owners and Management

The classes of equity securities of DCRD issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of the Record Date, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of DCRD; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 20,785,834 shares of Common Stock outstanding and zero shares of Preferred Stock as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned[1]	Percent of Class
Man Kwai Ming No. 6 Economic Zone, Wushaliwu, Chang’an Town Dongguan, Guangdong Province, China	13,532,000	65.10%
Smart Approach Investments, Ltd. No. 6 Economic Zone, Wushaliwu, Chang’an Town Dongguan, Guangdong Province, China	1,700,000	8.18%
All officers and directors as a group (5 persons) [2]	0	0.00%

[1]	Based on 20,785,834 issued and outstanding shares of common stock.
[2]	All directors, executive officers do not own any shares of the Company as of the Record Date.

Recent Changes of Control

On July 17, 2009, DCRD (formerly known as “Murals by Maurice, Inc.”) a Florida corporation, Maurice Katz, at such time a Director and beneficial owner of a majority of the outstanding shares of common stock of DCRD (“Maurice”); Wide Broad Group Ltd., a company organized and existing under the laws of the British Virgin Islands (including its successors and assigns “Wide Broad”), Man Kwai Ming, an individual and Smart Approach Investments Limited a British Virgin Islands corporation (each a “Wide Broad Shareholder”) and together with their successors and assigns (collectively the “Wide Broad Shareholders”), Dongguan CHDITN Printing Co., Ltd., a company organized and existing under the laws of the People’s Republic of China (“CHDITN”), and the shareholders of CHDITN (the “CHDITN Shareholders”) entered into a Plan of Exchange (“POE”).

Pursuant to the POE, DCRD acquired one hundred percent (100%) of the issued and outstanding share capital of Wide Broad from the Wide Broad Shareholders in an exchange for a new issuance 20,000,000 shares of common stock of DCRD and the simultaneous retirement to treasury of 7,450,000 shares of common stock (the “Control Shares”) held in the name of Maurice Katz (our former President) in a transaction intended to qualify as a tax-free exchange pursuant to sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Also pursuant to the POE, DCRD affected a 1-for-4 reverse split of the Common Stock of DCRD. At the Closing of the POE, DCRD had 100% of the issued and outstanding shares of Wide Broad. As of the Closing date, DCRD issued to Wide Broad 20,000,000 new investment shares of Common Stock of DCRD and simultaneously retired to treasury, 7,450,000 shares of common stock held in the name of Maurice Katz (our former President), in exchange for 100% of the capital stock of Wide Broad.

DCRD and Wide Broad reorganized and Wide Broad became a wholly-owned subsidiary of DCRD. CHDITN is currently a wholly-owned subsidiary of Wide Broad and after the post share exchange, CHDITN became a wholly-owned indirect subsidiary of DCRD operating under the name “Dongguan CHDITN Printing Co., Ltd.” a corporation organized and existing under the laws of the People’s Republic of China.

Information about Wide Broad Group, Ltd. and Dongguan CHDITN Printing Co., Ltd.

Wide Broad was incorporated in the British Virgin Islands as a limited liability company under the BVI Business Companies Act on September 28, 2006.  They served as the parent company of Dongguan CHDTIN Printing Co., Ltd, which was established in 1998 and is located in Chang’an Town, Dongguan, Guangdong, between Shenzhen and Guangzhou in southern China. CHDITN is an enterprise specializing in the production and sales of high quality decor paper such as furniture decorative paper, wood-grain paper, and paperboard.  CHDITN has taken a leadership position in introducing advanced microcomputer intaglio (gravure) printing production equipment to the market. CHDITN also conducts research and development in manufacturing 30g -120g PU paper, polyester paper, melamine paper, wear-proof paper, 3D wood grain paper, as well as different kinds of environmentally friendly decorative papers.

For further information about our prior change of control, please refer to DCRD’s reports filed with the Securities and Exchange Commission.

Amendment of Charter, Bylaws or Other Documents

Reference is made to the section entitled “Effects of the Reincorporation Merger to Change Domicile” in this Item 1 above.  The copy of the articles of incorporation of the Nevada Corporation may be found as Exhibit B to the Agreement and Plan of Merger included with this Information Statement as Appendix A.  The copy of the bylaws of the Nevada Corporation may be found as Exhibit C to the Agreement and Plan of Merger included with this Information Statement as Appendix A.

ITEM 2.   STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3.   INTEREST OF CERTAIN PERSONS.

Reference is made to the disclosures under “Reasons for the Change of Domicile” in Item 1 above.  For the reasons stated in the above section, our current and future board of directors may have an interest in Action 2.  No director has informed the registrant that he intends to oppose any action described above.

ITEM 4.   PROPOSALS BY SECURITY HOLDERS.

Not applicable.

ITEM 5.   DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless DCRD has received contrary instructions from one or more of the security holders.  Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address.  For an oral request, please contact the company at 01186-769-85533948.  For a written request, mail request to No. 6 Economic Zone, Wushaliwu, Chang’an Town, Dongguan, Guangdong Province, China.

Further information is available by request or can be accessed on the internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by DCRD can be accessed electronically by means of the Securities and Exchange Commission’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You may read and copy any materials that we file with the Securities and Exchange Commission at the commission’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  A copy of any public filing is also available to any shareholder at no charge upon written request to the Company providing an e-mail or facsimile number.

By the Order of the Board of Directors.
Dated: April 7, 2010

DÉCOR PRODUCTS INTERNATIONAL INC. /s/ Liu, Rui Sheng Chief Executive Officer, President, Chairman

DIRECTORS:
By:        /s/ Liu, Rui Sheng
Name:   Liu, Rui Sheng
Title:     President & Director

By:        /s/ Lau, T. C.
Name:   Lau, T. C.
Title:     Independent Director

By:        /s/ Li, Chak Ming
Name:   Li, Chak Ming
Title:     Independent Director

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this __th day of ______, 2010, by and between Décor Products International, Inc., a Florida corporation (the “Florida Corporation”), and DCRD Merger Sub, Inc. a Nevada corporation (the “Nevada Corporation”).

W I T N E S S E T H:

WHEREAS, the Florida Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; and

WHEREAS, the Nevada Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and

WHEREAS, the respective Boards of Directors of the Florida Corporation and the Nevada Corporation have determined that, for purposes of effecting the reincorporation of the Florida Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Nevada Corporation and its shareholder and the Florida Corporation and its shareholders that the Florida Corporation change its domicile to Nevada by merging with and into the Nevada Corporation upon the terms and subject to the conditions herein provided, and conduct a combination of its shares of common stock such that each three (3) shares of Florida Corporation common stock for each one (1) share of Nevada Corporation common stock to be effectuated via this Agreement;

WHEREAS, the holder of a majority of the issued and outstanding shares of common stock of the Florida Corporation approved, by written consent on April 8, 2010, (i) a change of domicile, or reincorporation, of the Company to the State of Nevada by means of a merger with a newly formed, wholly-owned Nevada subsidiary and the terms of this Agreement, and (ii) a combination of the shares of common stock of the Company, or reverse stock split, such that each three (3) shares of common stock shall be converted into one (1) share of common stock, to be conducted in connection with the reincorporation merger;

WHEREAS, this Agreement, and the Plan of Merger, is being mailed to all shareholders of the Florida Corporation as an exhibit to a Schedule 14C Information Statement, in satisfaction of state law requirements;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of the Florida Corporation and the Nevada Corporation have unanimously adopted and approved this Agreement and its terms, and the majority shareholder of the Florida Corporation and the sole shareholder of the Nevada Corporation have approved this Agreement and its terms.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Florida Corporation and the Nevada Corporation hereby agree as follows:

1.  Merger.  Subject to and in accordance with the Florida Business Corporation Act and the Florida Revised Statutes (the “Florida Law”), at such time hereafter as the parties hereto shall mutually agree, the Florida Corporation shall be merged with and into the Nevada Corporation (the “Merger”), and the Nevada Corporation shall be the surviving company (hereinafter sometimes referred to as the “Surviving Corporation”).  The Merger shall be effective upon (a) the filing of articles of merger with the office of the Florida Secretary of State in accordance with the provisions of Section 607.1109 of the Florida Law (the “Florida Articles of Merger”); and (b) the filing of a articles of merger with the Secretary of State of the State of Nevada in accordance with the applicable provisions of Section 92A.200 of the Nevada General Corporation Law (the “Nevada Articles of Merger”); the date and time of the later of such filings being hereinafter referred to as the “Effective Date.”  Subject to the provisions of this Agreement, the Florida Articles of Merger shall be duly executed by the Nevada Corporation and the Florida Corporation and thereafter delivered to the office of the Secretary of State of the State of Florida, and the Nevada Articles of Merger shall be duly executed by the Nevada Corporation and the Florida Corporation and thereafter delivered to the office of the Secretary of State of Nevada. The parties may if practicable, prepare and file Florida Articles of Merger and Nevada Articles of Merger prepared in compliance with Florida Law and the Nevada Revised Statutes (“Nevada Law”) respectively,  that are identical in form.

2.  Governing Documents.

a.           The Articles of Incorporation of the Nevada Corporation, a form of which is attached hereto as Exhibit B, shall be the Articles of Incorporation of the Surviving Corporation.

b.           The Bylaws of the Nevada Corporation, a form of which is attached hereto as Exhibit C, shall be the Bylaws of the Surviving Corporation.

3.  Officers and Directors.  The directors of the Florida Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the Florida Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation.  Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

4.  Succession; Name of Surviving Corporation.  As of the Effective Date, the Florida Corporation shall be merged with and into the Nevada Corporation, the separate existence of the Florida Corporation shall cease and, and the name of the Surviving Corporation shall be “Décor Products International, Inc.”   As of the Effective Date, the Nevada Corporation shall continue to possess all of the assets, rights, privileges, franchises, powers and property of the Florida Corporation as constituted immediately prior to the Effective Date, shall be subject to all actions previously taken by the Florida Corporation’s Board of Directors and shall succeed, without other transfer, to all of the assets, rights, privileges, franchises, powers and property of Florida Corporation in the manner of and as more fully set forth in Section 92A.250 of the Nevada Law, and (ii) shall continue to be subject to all of the debts, liabilities and obligations of the Florida Corporation as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Florida Corporation in the same manner as if the Nevada Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Nevada Law and the Florida Law.

5.  Further Assistance.  From and after the Effective Date, as and when required by the Nevada Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the Florida Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Nevada Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Florida Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Nevada Corporation are fully authorized in the name and on behalf of the Florida Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.  Manner of Conversion of Securities; 3:1 Conversion Ratio.

(a)           Common Stock.  At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each three (3) shares of common stock of the Florida Corporation (“Florida Common Stock”) outstanding immediately prior to the Effective Time shall be changed and converted into one (1) fully paid and non-assessable share of common stock of the Nevada Corporation (“Nevada Common Stock”).  Each share of Florida Common Stock issued and outstanding immediately prior to the Effective Date that is restricted or not fully vested shall upon such conversion have the same restrictions or vesting arrangements applicable to such shares as prior to the conversion.

(b)           Preferred Stock.   The Florida Corporation represents that it has no outstanding shares of Preferred Stock, and will have no outstanding shares of Preferred Stock, at the Effective Date.

(c)           Options, Warrants and Stock Purchase Rights.  Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit, profit sharing and incentive compensation plans of the Florida Corporation.  Each outstanding and unexercised option, warrant, and stock purchase right (each, a “Derivative Security”) of the Florida Corporation shall become a Derivative Security of the Surviving Corporation on the basis of one (1) share of the Nevada Common Stock for every three (3) shares of Florida Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such Florida Corporation Derivative Security at the Effective Date of Merger.  The exercise price for each share of Nevada Common Stock issuable pursuant to any such Derivative Security shall proportionally adjusted in each instance, and be equal to three times the exercise price applicable to any such Florida Corporation Derivative Security at the Effective Date.  No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of Florida Corporation for a Derivative Security of the Nevada Corporation.

(d)           Reserved Shares.  A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to one third (1/3rd) of the number of shares of Florida Common Stock so reserved immediately prior to the Effective Date.

(e)           Florida Corporation Repurchase Rights.  All outstanding rights of the Florida Corporation that it may hold immediately prior to the Effective Date to repurchase unvested shares of Florida Common Stock, if any (the “Repurchase Options”) shall be assigned to the Nevada Corporation in the Merger and shall thereafter be exercisable by the Nevada Corporation upon the same terms and conditions in effect immediately prior to the Effective Date, as appropriately adjusted to account for the 3:1 conversion ratio set forth above in this Section 6.

7.  Outstanding Stock of the Nevada Corporation. At the Effective Date, the 1,000 shares of the Nevada Common Stock presently issued and outstanding in the name of the Florida Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Nevada Common Stock shall be issued in respect thereof.

8.  Stock Certificates.  From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of capital stock of the Florida Corporation shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of the Surviving Corporation into which such shares of the Florida Corporation represented by such certificates have been converted as herein provided.  The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Surviving Corporation evidenced by such outstanding certificates as above provided.  Each certificate representing capital stock of the Surviving Corporation so issued after the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Florida Corporation so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, and any additional legends required by applicable Blue Sky laws.  If any certificate for shares of the Surviving Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any applicable taxes or fees payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such taxes or fees has been paid or are not payable.

9.  Validity of Nevada Common Stock.  All shares of Nevada Common Stock into which Florida Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights (except those preemptive rights that may have existed with respect to the Florida Common Stock immediately prior to the Effective Date of the Merger), and shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Florida Common Stock.

10.  Rights of Former Holders.  From and after the Effective Date, no holder of certificates which evidenced Florida Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Nevada Common Stock into which such Florida Common Stock shall have been converted pursuant to the Merger.

11.  Abandonment and Termination.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Florida Corporation or the Nevada Corporation or both, notwithstanding approval of this Agreement by the sole shareholder of the Nevada Corporation and the majority shareholder of the Florida Corporation.

12.  Third Parties.  Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.  Covenants of Surviving Corporation.  The Surviving Corporation covenants and agrees that it will, on or before the Effective Date of Merger:

(a)           If it is deemed to conduct business in the State of Florida, qualify to do business as a foreign corporation in the State of Florida and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the Florida Law;

(b)           File any and all documents with the Florida Division of Corporations necessary for the assumption by the Surviving Corporation of all of the franchise tax liabilities of the Florida Corporation; and

(c)           Take such other actions as may be required by the Florida Law in connection with the Merger.

14.  Registered Office.  The registered office of the Surviving Corporation in the State of Nevada is located at 318 N. Carson Street, Suite 208, Carson City, Nevada  89701.  Paracorp Incorporated is the registered agent of the Surviving Corporation at such address.

15.  Agreement.  Executed copies of this Agreement shall be on file at the principal place of business of the Nevada Corporation at 318 N. Carson Street, Suite 208, Carson City, Nevada  89701, and copies thereof shall be furnished to any shareholder of either constituent corporation, upon request and without cost.

16.  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada.

17.  Approval of Florida Corporation as Sole Shareholder.  By its execution and delivery of this Agreement, the Florida Corporation, as sole shareholder of the Nevada Corporation, consents to, approves and adopts this Agreement and the Plan of Merger, and approves the Merger.  The Florida Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement, the Plan of Merger attached as Exhibit A to this Agreement, and the Merger as the sole shareholder of the Nevada Corporation.

18.  Expenses.  The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger.

19.  Effective Date.  This Agreement and Plan of Merger shall be effective as of the date of filing of a counterpart of this Agreement or Articles of Merger with the State of Nevada.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

DÉCOR PRODUCTS INTERNATIONAL, INC.
a Florida corporation

By: ______________________________________
Name: ___________________________________
Title: _____________________________________

ATTEST:

By: _____________________________________
[Name, Title]

DCRD MERGER SUB, INC.
a Nevada corporation

By: ______________________________________
Name: ___________________________________
Title: _____________________________________

ATTEST:

By: _____________________________________
[Name, Title]

Exhibit A
to Merger Agreement

Plan of Merger

The following corporations are parties to this Plan of Merger: (i) Décor Products International, Inc., a Florida Corporation (the “Florida Corporation”) and (ii) DCRD Merger Sub, Inc., a Nevada corporation (the “Nevada Corporation”).

1.           The Florida Corporation owns all of the outstanding shares of the Nevada Corporation.

2.           The Florida Corporation shall be merged with and into the Nevada Corporation (the “Merger”).

3.           All of the shares of the Nevada Corporation outstanding immediately prior to the Merger shall be canceled upon the effective date of the Merger.

4.           Upon the effective date of the Merger, every three (3) outstanding shares of common stock, $0.01 par value per share, of the Florida Corporation (“Florida Common Stock”) shall be converted into one (1) share of common stock, $0.01 par value per share, of the Nevada Corporation (“Nevada Common Stock”).

5.           Each holder of shares of the Florida Corporation may thereupon surrender the share certificate or certificates to the Secretary of the Nevada Corporation and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which the shares theretofore represented by a certificate or certificates so surrendered shall have been converted.

6.           Upon the effective date of the Merger, each outstanding and unexercised option, warrant, or other right to purchase Florida Common Stock shall become an option, warrant, or other right to purchase Nevada Common Stock on the basis of one (1) share of Nevada Common Stock for each three (3) shares of Florida Common Stock issuable pursuant to any such option, warrant, or other stock purchase right, on the same terms and conditions applicable to any such Florida Corporation option, warrant, or other stock purchase right.

7.           The officers and directors of the Florida Corporation immediately preceding the Merger shall be the officers and directors of the Nevada Corporation from and after the effective date of the Merger.

8.           The Articles of Incorporation of the Nevada Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Articles of Incorporation of the surviving corporation, provided however, the name of the surviving corporation shall be “Décor Products International, Inc.”

9.           The Bylaws of the Nevada Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Bylaws of the surviving corporation.

11.           This Plan of Merger shall be effective as of the date of filing of Articles of Merger with the State of Nevada.

Exhibit B
to Merger Agreement

Articles of Incorporation of Surviving Corporation

ARTICLES OF INCORPORATION
OF
DCRD MERGER SUB, INC.

(Pursuant to NRS Chapter 78)

Section 1. Name of Corporation

The name of the Corporation is DCRD Merger Sub, Inc.

Section 2. Registered Agent for Service of Process

Paracorp Incorporated is the registered agent of the Corporation with an address at 318 N. Carson Street, Suite 208, Carson City, Nevada  89701.

Section 3. Authorized Stock

The aggregate number of shares that the Corporation will have authority to issue is Thirty-Five Million (35,000,000) of which Thirty-Three Million Three Hundred Thirty-Three Thousand Three Hundred and Thirty-Three (33,333,333) shares will be common stock, with a par value of $0.001 per share, and One Million Six Hundred Sixty-Six Thousand Six Hundred and Sixty-Seven (1,666,667) shares will be preferred stock, with a par value of $0.001 per share.

Section 4. Names and Addresses of the Board of Directors/Trustees

The names and addresses of the Board of Directors shall be as follows:

(1)	Mr. Liu Rui Sheng with an address at No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, P. R. China.

(2)	Mr. Lau T. C. with an address at No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, P. R. China.

(3)	Mr. Li Chak Ming with an address at No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, P. R. China.

Section 5. Purpose

The purpose of the Corporation shall be to engage in and carry on any lawful businessactivities.

Section 6. Name, Address and Signature of Incorporator

The name of the incorporator is Suzanne Fu with an address at 10900 Wilshire Blvd, Suite 500, Los Angeles, California 90024.

Section 7. Certificate of Acceptance of Appointment of Registered Agent

For the purpose of forming a corporation under the laws of the State of Nevada, Paracorp Incorporated does hereby accepts appointment as Registered Agent for the above named entity on April 6, 2010.

Exhibit C

to Merger Agreement

Bylaws of Surviving Corporation

BYLAWS
FOR THE REGULATION, EXCEPT AS OTHERWISE
PROVIDED BY STATUTE OR ITS ARTICLES OF INCORPORATION
OF

DÉCOR PRODUCTS INTERNATIONAL, INC.

ARTICLE 1
OFFICES

The registered office of the Corporation in the State of Nevada shall be located in the City and State designated in the Articles of Incorporation.  The Corporation may also maintain offices at such other places within or without the State of Nevada as the Board of Directors may, from time to time, determine.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

Section 1- Annual Meetings

The annual meeting of the stockholders of the Corporation shall be held at the time fixed, from time to time, by the Directors.

Section 2- Special Meetings

Special meetings of the stockholders may be called by the entire Board of Directors, any two directors or the president and shall be held within or without the State of Nevada.

Section 3- Place of Meetings

Meetings of stockholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Directors may from time to time fix.  If no designation is made, the meeting shall be held at the Corporation’s registered office in the state of Nevada.

Section 4- Notice of Meetings

(a) Written or printed notice of each meeting of stockholders, whether annual or special, signed by the president, vice president of secretary, stating the time when and place where it is to be held, as well as the purpose or purposes for which the meeting is called, shall be served either personally or by mail, by or at the direction of the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to the stockholder as it appears on the share transfer records of the Corporation or to the current address, which a stockholder has delivered to the Corporation in a written notice.

(b) Further notice to a stockholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest of securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable.

Section 5- Quorum

(a) Except as otherwise provided herein, or by law, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the “Articles of Incorporation”), a quorum shall be present at all meetings of stockholders of the Corporation, if the holders of a majority of the shares entitled to vote of that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any stockholder form the meeting, after the commencement of a meeting, or the refusal of any stockholder represented in person or by proxy to vote, shall have no effect of the existence of a quorum, after a quorum has been established at such meeting.

(c) Despite the absence of a quorum at any meeting of stockholders, the stockholders present may adjourn the meeting.

Section 6- Voting and Acting

(a) Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, any corporate action, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present, shall be the act of the stockholders of the Corporation.

(b) Except as otherwise provided by statute, the Certificate of Incorporation, or these bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c) Where appropriate communication facilities are reasonably available, any or all stockholders shall have the right to participate in any stockholders’ meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 7- Proxies

Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself, his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature, or by his attorney-in-fact there unto duly authorized in writing.  Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest.  A telegram, telex, cablegram, or similar transmission by the stockholder, or a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder.  If it is determined that the telegram, cablegram or other electronic transmission is valid, the persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.  No proxy shall be valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy.  Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.  If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if one is present, then that one has and may exercise all of the powers conferred by the stockholder upon all of the persons so designated unless the stockholder provides otherwise.

Section 8- Action Without a Meeting

Unless otherwise provided for in the Articles of Incorporation of the Corporation, any action to be taken at any annual or special stockholders’ meeting, may be taken without a meeting, without prior notice and without a vote if written consents are signed by a majority of the stockholders of the Corporation, except however if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the stockholders of the Corporation.

ARTICLE 3
Board of Directors

Section 1- Number, Term, Election and Qualifications

(a) The first Board of Directors and all subsequent Boards of the Corporation shall consist of Liu Rui Sheng, Lau T. C. and Li Chak Ming, unless and until otherwise determined by vote of a majority of the entire Board of Directors.  The Board of Directors or stockholders all have the power, in the interim between annual and special meetings of the stockholders, to increase or decrease the number of Directors of the Corporation.  A Director need not be a stockholder of the Corporation unless the Certificate of Incorporation of the Corporation or these Bylaws so require.

(b) Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual stockholders’ meeting and at each annual meeting thereafter, unless their terms are staggered in the Articles of Incorporation of the Corporation or these Bylaws, by a plurality of the votes cast at a meeting of stockholders, by the holders of shares entitled to vote in the election.

(c) The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors.  Thereinafter, Directors will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his election, unless their terms are staggered in the Articles of incorporation of the Corporation (so long as at least one-fourth in number of the Directors of the Corporation are elected at each annual stockholders’ meeting) or these Bylaws, or until his prior death, resignation or removal.  Any Director may resign at any time upon written notice of such resignation to the Corporation.

(d) All Directors of the Corporation shall have equal voting power unless the Articles of Incorporation of the Corporation provide that the voting power of individual Directors or classes of directors are greater than or less than that of any other individual Directors or classes of Directors, and the different voting powers may be stated in the Articles of Incorporation or may be dependent upon any fact or event that may be ascertained outside the Articles of Incorporation is the manner in which the fact or event may operate of those voting powers is stated in the Articles of Incorporation.  If the Articles of Incorporation provide that any Directors have voting power greater than or less than other Directors of the Corporation, every reference in these Bylaws to a majority or other proportion of Directors shall be deemed to refer to majority or other proportion of the voting power of all the Directors or classes of Directors, as may be required by the Articles of Incorporation.

Section 2- Duties and Powers

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Nevada state law, are in the Articles of Incorporation or these Bylaws, expressly conferred upon or reserved the stockholders or any other person or persons named therein.

Section 3- Regular Meetings; Notice

(a) A regular meeting of the Board of Directors shall be held either within or without the State of Nevada at such time and at such place as the Board shall fix.

(b) No notice shall be required of any regular meeting of the Board of Directors and, if given, need not specify the purpose of the meeting’ provided, however that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

Section 4- Special Meetings, Notice

(a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally.
With sufficient time for the convenient assembly of Directors thereat, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held.  If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mails, so addressed, with postage prepaid.  If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph company.  A notice or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted or the purpose or purposes of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting.  Notice of any adjourned meeting shall not be required to be given.

Section 5- Chairperson

The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors.  If there shall be no Chairperson, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Section 6- Quorum and Adjournments

(a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

(b) A majority of the Directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

Section 7- Manner of Acting

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by law, by the Articles of Incorporation, or these bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

(c) Any action authorized in writing made prior or subsequent to such action, by all of the Directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes.

(d) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 8- Vacancies

(a) Unless otherwise provided for by the Articles of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the stockholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

Section 9- Resignation

A Director may resign at any time by giving written notice of such resignation to the Corporation.

Section 10- Removal

Unless otherwise provided for by the Articles of Incorporation, one or more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the stockholders entitled to vote thereon, at a special meeting of the stockholders called for that purpose, unless the Articles of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation states in its Articles of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.  If a Director was elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove that Director.

Section 11- Compensation

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

Section 12- Committees

Unless otherwise provided for by the Articles of Incorporation of the Corporation, the Board of Directors, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution.  Unless the Articles of Incorporation or Bylaws state otherwise, the Board of Directors may appoint natural persons who are not Directors to serve on such committees authorized herein.  Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

ARTICLE 4
OFFICERS

Section 1- Number, Qualifications, Election and Term of Office

(a) The Corporation’s officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws.  The officers of the Corporation shall consist of a president, secretary and treasurer, and also may have one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors may from time to time deem advisable.  Any officer may hold two or more offices in the Corporation.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 2- Resignation

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

Section 3- Removal

Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise by removed by such officer.

Section 4- Vacancies

A vacancy, however caused, occurring in the Board and any newly created Directorships resulting from an increase in the authorized number of Directors may be filled by the Board of Directors.

Section 5- Bonds

The Corporation may require any or all of its officers or Agents to post a bond, or otherwise, to the Corporation for the faithful performance of their positions or duties.

Section 6- Compensation

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

ARTICLE 5
SHARES OF STOCK

Section 1- Certificate of Stock

(a) The shares of the Corporation shall be represented by certificates or shall be uncertified shares.

(b) Certificated shares of the Corporation shall be signed, (either manually or by facsimile), by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by him in the Corporation.  Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution action in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities.  If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(c) If the Corporation issues uncertified shares as provided for in these Bylaws, within a reasonable time after the issuance or transfer of such uncertified shares, and at least annually thereafter, the Corporation shall send the stockholder a written statement certifying the number of shares owned by such stockholder in the Corporation.

(d) Except as otherwise provided by law, the rights and obligation of the holders of uncertified shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2- Lost or Destroyed Certificates

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates therefore issued by the Corporation alleged to have been lost, stolen or destroyed if the owner:

(a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser,
(b) files with the Corporation a sufficient indemnity bond; and
(c) satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

Section 3- Transfers of shares

(a) Transfers or registration of transfers of shares of the Corporation shall be made of the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4- Record Date

(a) The Board of Directors may fix, in advance, which shall not be more than sixty days before the meeting or action requiring a determination of stockholders, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action.  If no record date is fixed, the record date for stockholders entitled to notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

(b) the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.

(c) A determination of stockholders entitled to notice of or to vote at a stockholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 5- Fractions of Shares/Scrip

The Board of Directors may authorize the issuance of certificates or payment of money for fractions of a share, either represented by a certificate or uncertificated, which shall entitle the holder to exercise voting rights, receive dividends and participate in any assets of the Corporation in the event of liquidation, in proportion to the fractional holdings; or it may authorize the payment in case of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the manual or facsimile signature of and officer or agent of the Corporation or its agent for that purpose, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of stockholder, except as therein provided. The scrip may contain any provisions or conditions that the Corporation deems advisable. If a scrip ceases to be exchangeable for full share certificates, the shares that would otherwise have been issuable as provided on the scrip are deemed to be treasury shares unless the scrip contains other provisions for their disposition.

ARTICLE 6
DIVIDENDS

(a) Dividends may not be made if, after giving effect to such distribution, the Corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the Corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

(b) Shares of one class or series may not be issued as a share dividend to stockholders of another class or series unless:
(i) so authorized by the Articles of Incorporation;
(ii) a majority of the stockholders of the class or series to be issued approve the issue; or
(iii) there are no outstanding shares of the class or series of shares that are authorized to be issued.

ARTICLE 7
FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

ARTICLE 8
CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors.  The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

ARTICLE 9
AMENDMENTS

Section 1- By Stockholders

All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Section 2- By Directors

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

ARTICLE 10
WAIVER OF NOTICE

Whenever any notice is required to given by law, the Articles of Incorporation or these Bylaws, a written waiver signed by the person or persons entitled to such notice, whether before or after the meeting by any person, shall constitute a waiver of notice of such meeting.

ARTICLE 11

No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or Officers, are directors or officers, or have a financial interest, when such Director or Officer is present at or participates in the meeting of the Board, or the committee of the stockholders which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if:

(a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and are noted in the minutes of such meeting, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, or

(b) the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the stockholder; or

(d) the fact of the common directorship, office or financial interest is not disclosed or known to the Director or Officer at the time the transaction is brought before the Board of Directors of the Corporation for such action.

Such interested Directors may be counted when determining the presence of a quorum at the Board of Directors or committee meeting authorizing the contract or transaction.

ARTICLE 12

ANNUAL LIST OF OFFICERS, DIRECTORS, AND REGISTERED AGENTS

The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada. Such list shall be certified by an officer of the Corporation.